April 15, 2016
DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS
 - Dreyfus Government Prime Cash Management
DREYFUS TREASURY PRIME CASH MANAGEMENT
Supplement to Prospectus dated June 1, 2015
 and Current Statement of Additional Information
Dreyfus Government Prime Cash Management has changed its name to "Dreyfus Government Securities Cash Management."
Dreyfus Treasury Prime Cash Management has changed its name to "Dreyfus Treasury Securities Cash Management."